ACQUISTION AND DIVESTITURE ACTIVITY	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Acquistion and divestiture activity

NOTE 3. ACQUISITION AND DIVESTITURE ACTIVITY

We consolidate assets and liabilities acquired as of the purchase date and include earnings from acquisitions in consolidated earnings after the purchase date.

POTENTIAL ACQUISITION

Sempra Mexico

IEnova and Petróleos Mexicanos (or PEMEX, the Mexican state-owned oil company) are 50-50 partners in the joint venture Gasoductos de Chihuahua (GdC). GdC develops and operates energy infrastructure in Mexico. On July 31, 2015, IEnova entered into an agreement to purchase PEMEX’s 50-percent interest for $1.325 billion (excluding the assumption of approximately $170 million of net debt), which upon closing would increase its interest from 50 percent to 100 percent. The assets involved in the acquisition included three natural gas pipelines, an ethane pipeline, and a liquid petroleum gas pipeline and associated storage terminal. The transaction excluded the Los Ramones Norte pipeline that is being developed under a separate joint venture with GdC, PEMEX, BlackRock and First Reserve, keeping IEnova’s interest in the project at the current 25 percent.

In December 2015, Mexico’s Comisión Federal de Competencia Económica (COFECE or Mexican Competition Commission) objected to the transaction as proposed and specified that, based upon previous antitrust rulings on PEMEX’s indirect ownership of the TDF S. de R.L. de C.V. liquid petroleum gas pipeline and the San Fernando natural gas pipeline, these assets must be offered by PEMEX in a competitive bidding process as a prerequisite for approval of any transaction involving these two assets. COFECE’s decision did not object to IEnova’s acquisition of the assets on a market concentration basis. The parties are in the process of restructuring the transaction so that PEMEX can proceed with a bidding process on these two assets in accordance with the COFECE ruling. IEnova will have the right to approve the winning bidder as a new partner. Any restructured transaction will require negotiation of satisfactory terms for the revised transaction, and will also be subject to IEnova and PEMEX board approvals and satisfactory completion of the Mexican antitrust review, and may require further approvals from Mexican authorities.

Acquisitions

Sempra Renewables

In March 2015, Sempra Renewables invested $8 million to acquire a 100-percent interest in the Black Oak Getty Wind project, a 78-MW wind farm under development in Stearns County, Minnesota. The wind farm has a 20-year power purchase agreement with Minnesota Municipal Power Agency that will commence upon commercial operation in late 2016.

In May 2014, Sempra Renewables invested $121 million (as adjusted for financial position at closing) to become a 50-percent partner with Consolidated Edison Development (Con Edison Development) in four fully operating solar facilities in California. The joint venture includes Con Edison Development’s CED California Holdings, LLC portfolio, which consists of the 50-MW Alpaugh 50, the 20-MW Alpaugh North and the 20-MW White River 1 facilities in Tulare County, and the 20-MW Corcoran 1 facility in Kings County (collectively, the California solar partnership). The renewable power from all of the projects has been sold under long-term contracts. We account for our investment in the California solar partnership under the equity method.

DIVESTITURES

Sempra South American Utilities

In June 2013, Sempra South American Utilities completed the sale of its 43-percent interest in two Argentine natural gas utility holding companies, Sodigas Pampeana and Sodigas Sur, which we discuss in Note 4.

Sempra Renewables

In December 2015, Sempra Renewables sold its 100-percent interest in Rosamond Solar, a development project located in Antelope Valley, California for $26 million in cash. Upon completion of the sale that was comprised of $18 million of net property, plant and equipment, Sempra Renewables recognized a pretax gain of $8 million ($5 million after-tax), which is included in Gain on Sale of Equity Interests and Assets on our Consolidated Statement of Operations.

Sempra Natural Gas

In February 2013, Sempra Natural Gas sold one 625-MW block of its 1,250-MW Mesquite Power natural gas-fired power plant in Arizona, including a portion related to common plant, for approximately $371 million in cash. The asset was classified as held for sale at December 31, 2012. We recognized a pretax gain on the sale of $74 million ($44 million after-tax), included in Gain on Sale of Equity Interests and Assets on our Consolidated Statement of Operations in 2013.

In April 2015, Sempra Natural Gas sold the remaining 625-MW block of the Mesquite Power plant that was classified as held for sale at December 31, 2014, together with a related power sales contract, for net cash proceeds of $347 million. We recognized a pretax gain on the sale of $61 million ($36 million after-tax), included in Gain on Sale of Equity Interests and Assets on our Consolidated Statement of Operations in 2015.

SALE OF EQUITY INTERESTS AND JOINT VENTURE INVESTMENT

In 2014 and 2013, Sempra Energy completed the sale of equity interests in various subsidiaries that were previously wholly owned, as well as the contribution of Cameron LNG, LLC to a joint venture in exchange for an equity interest in the joint venture. The following table summarizes the deconsolidation of those subsidiaries, and we discuss each transaction below.

DECONSOLIDATION OF SUBSIDIARIES
(Dollars in millions)
	Years ended December 31,
	2014	2013
Proceeds, net of transaction costs(1)	$152	$169
Cash	(10)	―
Restricted cash	(5)	―
Other current assets	(23)	―
Property, plant and equipment, net	(1,557)	(727)
Other assets	(65)	(102)
Accounts payable and accrued expenses	188	―
Due to affiliate	39	―
Long-term debt, including current portion	251	443
Other liabilities	12	50
Accumulated other comprehensive income	(7)	―
Gain on sale of equity interests(2)	(60)	(40)
(Increase) in equity method investments upon
deconsolidation	$(1,085)	$(207)
(1)	Transaction costs were negligible in 2014 and $6 million in 2013.
(2)	Included in Gain on Sale of Equity Interests and Assets on our Consolidated Statements of Operations.

Sempra Mexico

In July 2014, Sempra Mexico completed the sale of a 50-percent interest in the 155-MW first phase of its Energía Sierra Juárez wind project to a wholly owned subsidiary of InterGen N.V. for cash proceeds of $24 million, net of $2 million cash sold. Sempra Mexico recognized a pretax gain on the sale of $19 million ($14 million after-tax). Included in the deconsolidation were net property, plant and equipment of $137 million and long-term debt, including current portion, of $82 million. The gain on sale included a $7 million after-tax gain attributable to the remeasurement of the retained investment to fair value. Our remaining 50-percent interest in Energía Sierra Juárez is accounted for under the equity method.

Sempra Renewables

In November 2014, Sempra Renewables formed a joint venture with Con Edison Development, by selling a 50-percent interest in the 75-MW Broken Bow 2 Wind project for $58 million in cash. Included in the deconsolidation were net property, plant and equipment of $151 million and long-term debt, including current portion, of $72 million. Sempra Renewables recognized a pretax gain on the sale of $14 million ($8 million after-tax).

In March 2014, Sempra Renewables formed a joint venture with Con Edison Development, by selling a 50-percent interest in its 250-MW Copper Mountain Solar 3 solar power facility for $66 million in cash, net of $2 million cash sold. Included in the deconsolidation were net property, plant and equipment of $247 million and long-term debt, including current portion, of $97 million. Sempra Renewables recognized a pretax gain on the sale of $27 million ($16 million after-tax).

In September 2013, Sempra Renewables formed a joint venture with Con Edison Development, by selling a 50-percent interest in its 150-MW Mesquite Solar 1 solar power facility for $103 million in cash. Included in the deconsolidation were net property, plant and equipment of $461 million and long-term debt, including current portion, of $297 million. Sempra Renewables recognized a pretax gain on the sale of $36 million ($22 million after-tax).

In July 2013, Sempra Renewables formed a joint venture with Con Edison Development, by selling a 50-percent interest in its 150-MW Copper Mountain Solar 2 solar power facility for $72 million in cash. Included in the deconsolidation were net property, plant and equipment of $266 million and long-term debt, including current portion, of $146 million. Sempra Renewables recognized a pretax gain on the sale of $4 million ($2 million after-tax).

Our remaining 50-percent interests in these investments are accounted for under the equity method. Based on the nature of the underlying assets, these investments are considered in-substance real estate. Therefore, in accordance with applicable U.S. GAAP, for each of these investment transactions, the equity method investments were measured at their historical cost and no portion of the gains was attributable to a remeasurement of the retained investments to fair value. Pretax gains from the sale of our interests in these investments are included in Gain on Sale of Equity Interests and Assets on our Consolidated Statements of Operations.

Sempra Natural Gas

On August 6, 2014, Sempra Natural Gas and its project partners, comprised of affiliates of ENGIE S.A. (formerly GDF SUEZ S.A.), Mitsui & Co., Ltd., and Mitsubishi Corporation (through a related company jointly established with Nippon Yusen Kabushiki Kaisha), provided their respective final investment decision with regard to the investment in the development, construction and operation of the natural gas liquefaction export facility at the terminal in Hackberry, Louisiana, owned by Cameron LNG, LLC. The Cameron LNG liquefaction project utilizes Cameron LNG, LLC’s existing facilities, including two marine berths, three LNG storage tanks, and vaporization capability of 1.5 billion cubic feet (Bcf) per day. The current liquefaction project is comprised of three liquefaction trains and is being designed to a nameplate capacity of 13.9 million tonnes per annum (Mtpa) of LNG, with an expected export capability of 12 Mtpa of LNG, or approximately 1.7 Bcf per day. Commercial operation of all three trains is expected to commence in 2018, with the first year of full operations in 2019. The effective date of Cameron LNG JV among Sempra Energy and its project partners occurred on October 1, 2014 after satisfaction of various conditions, including receipt of final regulatory approval and satisfaction of conditions precedent to the first disbursement of the project financing.

Our equity in Cameron LNG JV was derived from our contribution of Cameron LNG, LLC to the joint venture at its historical carrying value. Included in the deconsolidation was net property, plant and equipment of approximately $1.0 billion. The other partners were issued equity interests in Cameron LNG JV in an aggregate of 49.8 percent. Cameron LNG, LLC thereby ceased to be wholly owned by Sempra Natural Gas, which retained a 50.2 percent interest in Cameron LNG JV. As of the October 1, 2014 effective date, Sempra Natural Gas began to account for its investment in Cameron LNG JV under the equity method. Sempra Energy did not recognize a gain or loss related to the contribution of Cameron LNG, LLC.